                                                 OPPENHEIMER INTERNATIONAL VALUE TRUST
                                                   Supplement dated November 9, 2007
                                                to the Prospectus dated August 27, 2007

This supplement amends the Prospectus of Oppenheimer International Value Trust (the "Fund"), dated August 27, 2007, and is in addition to the supplement dated August 31, 2007.

Effective November 15, 2007, the Prospectus is revised as follows:

      1. The last sentence of the first paragraph in the section titled "Fees and Expenses of the Fund," on page 7 of the
         Prospectus, is deleted in its entirety.

      2. The first paragraph under the heading "ABOUT YOUR ACCOUNT" on page 16 of the Prospectus, is deleted in its entirety.

      3. The first paragraph in the section titled "What Classes of Shares Does the Fund Offer?" on page 19 of the Prospectus, is deleted in its entirety and replaced by the following:

             WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

      4. The last sentence of the paragraph titled "Class N Shares," in the section titled "What Classes of Shares Does the Fund
         Offer?" on page 19 of the Prospectus, is deleted in its entirety.

      5. The sentence stating that "The Fund does not currently offer Class N Shares," following the section titled "How Can You
         Buy Class C Shares," on page 25 of the Prospectus, is deleted in its entirety.

November 9, 2007                                                                              PS0625.008